Exhibit 99.1

Legacy Education Alliance Teams Up with The Cash Flow Academy

CAPE CORAL, Fla.—(BUSINESS WIRE) 20 Jan 22 — Legacy Education Alliance, Inc. (OTCQB: LEAI) announced that it has entered into a marketing and fulfillment agreement with The Cash Flow Academy, a company co-founded and managed by Andy Tanner. Legacy Education is a leading provider of educational services and products that enable individuals from all walks of life, regardless of their current economic situation and educational background, to take control of their financial freedom.

Legacy Education is committed to building relationships with multiple subject matter experts to strengthen and broaden its education offerings. Legacy Education is focused on providing financial, business and career education and mentoring through its four pillars: Legacy Elite, Legacy Building Wealth Club, Legacy Degree and its non-profit division, Legacy Open Library.

Pursuant to the agreement, The Cash Flow Academy will offer training and support on financial markets to Legacy Education’s customer base with products and services focused on building knowledge, skill and confidence. Legacy Education will continue offering training programs, products and services to cover personal finance, entrepreneurship, and real estate in addition to investing strategies and techniques for the financial markets.

“Combining Legacy’s financial education with Andy’s experience teaching strategies for stock market trading and financial management expands the universe of education available to our students,” Legacy CEO Barry Kostiner said. “Retail investors have taken the stock market by storm, and we believe our collaboration with Andy and The Cash Flow Academy will enable our customers to continue their education and adapt to the market adjustments going on in today’s economy. Additionally, we are delighted to take this first step to building a long-term relationship with The Cash Flow Academy, and expect to continue to explore strategic transactions to enhance the experience for our customers.”

“I’m excited about the opportunity to build an even stronger educational foundation for today’s investors by teaming up with Legacy Education,” Tanner said. “Through The Cash Flow Academy, I’ve taught hundreds of thousands of people around the globe about the financial markets, so I have a deep understanding of the goals and frustrations of investors. Our mission is to cut through the jargon and complexities of stock investing, and teach strategies for generating profits and cash flow while mitigating risk.”

About Legacy Education Alliance Inc.

Legacy Education Alliance, Inc (https://legacyeducationalliance.com, https://legacyeducation.com, https://legacydegree.com/, https://www.legacyopenlibrary.org/) is a leading marketer of practical, high-quality, and value-based educational training on the topics of personal finance, entrepreneurship, and real estate strategies and techniques. Legacy Education Alliance was founded in 1996 and has cumulatively served more than two million students from more than 150 countries and territories over the course of its operating history.

About The Cash Flow Academy

The Cash Flow Academy was founded by Andy Tanner and Mike Denison in 2011. The Cash Flow Academy focuses on building knowledge, skills, and confidence.

With a passion for teaching, investing, entrepreneurship, and self-development, Andy Tanner has devoted his career to training, inspiring and motivating people all over the world.

As Robert Kiyosaki’s Rich Dad Advisor for Stocks and Paper Assets, Andy is committed to the Rich Dad mission to elevate the financial well-being of humanity. Through the Rich Dad organization he is able to reach tens of thousands of investors through mediums such as webclasses, the Rich Dad Stockcast podcast, and more.

Forward-Looking Statements

Certain statements made in this press release may involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential,” “would” or “continue” or the negative of these terms or other similar expressions. All statements other than statements of historical facts contained in this press release are forward-looking statements. Any forward-looking statements are based on current expectations that involve numerous risks and uncertainties. Our plans and objectives are based, in part, on assumptions involving judgments with respect to, among other things, the results projected from the introduction of new brands, products and services, expansion into new geographic markets, combinations with third parties; the development of ecommerce capabilities; projections of international growth; projected increase in profitability; our ability to address or manage corruption concerns in certain locations in which we operate; our ability to address and manage cyber-security risks; our ability to protect our intellectual property, on which our business is substantially dependent; our ability to manage our relationships with credit card processors; our expectations regarding the impact of general economic conditions on our business; and the effects of the COVID-19 pandemic on the global and national economies and on our business operations and financial results. Our assumptions used for the purposes of the forward-looking statements represent estimates of future events and are subject to uncertainty as to possible changes in economic, legislative, industry, and other circumstances, including the development, acceptance and sales of our products and our ability to raise additional funding sufficient to implement our strategy. Such forward-looking statements involve assumptions, known and unknown risks, uncertainties, and other important factors that could cause the actual results, performance or our achievements, or industry results, to differ materially from historical results, any future results, or performance or achievements expressed or implied by such forward-looking statements. There are a number of risks and uncertainties that could cause our actual results to differ materially from the forward-looking statements contained in this press release. Important factors that could cause our actual results to differ materially from those expressed as forward-looking statements are set forth in certain of our filings with the Securities and Exchange Commission. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained in this press release, whether as a result of any new information, future events, changed circumstances or otherwise.